UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2010

Pharmasset, Inc.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-33428	98-0406340
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303-A College Road East Princeton, New Jersey	08540
(Address of Principal Executive Offices)	(Zip Code)

(609) 613-4100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 13, 2010, Pharmasset, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (“Citi”) and each of the other underwriters named on Schedule A thereto (collectively, with Citi, the “Underwriters”) relating to an underwritten public offering (the “Offering”) of 3,200,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and an additional 480,000 shares of Common Stock for which the Underwriters have been granted an overallotment option (collectively, the “Shares”). All of the Shares are being sold by the Company. The price to the public is $29.00 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $27.55 per Share. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-164744) filed with the Securities and Exchange Commission on February 5, 2010 and declared effective on February 19, 2010. A prospectus supplement relating to the Offering has been filed with the Securities and Exchange Commission. The closing of the Offering is expected to take place on or about May 19, 2010, subject to the satisfaction of customary closing conditions.

The legal opinion and consent of Pepper Hamilton LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The net proceeds from the sale of the Shares, after deducting the Underwriters’ discount and other offering expenses, will be approximately $87.9 million, or approximately $101.1 million if the Underwriters exercise in full their option to purchase 480,000 additional Shares. The Company’s press releases, dated May 11, 2010 and May 13, 2010, announcing the commencement and pricing of the Offering, respectively, are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	The Exhibit Index annexed hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmasset, Inc.
Date: May 14, 2010
	By:	/S/ KURT LEUTZINGER
Kurt Leutzinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

1.1	Underwriting Agreement, dated May 13, 2010, by and among Pharmasset, Inc., Citigroup Global Markets Inc. and each of the other Underwriters named on Schedule A thereto

5.1	Opinion of Pepper Hamilton LLP

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

99.1	Press Release of Pharmasset, Inc. dated May 11, 2010

99.2	Press Release of Pharmasset, Inc. dated May 13, 2010